UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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[X] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[   ] Definitive Information Statement

HOME TOUCH HOLDING COMPANY
(Name of Registrant as Specified In Its Charter)

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HOME TOUCH HOLDING COMPANY
703 Liven House, 61-63 King Yip Street,
Kwun Tong, Hong Kong

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT
OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that stockholders of Home Touch Holding Company, a Nevada (“Home Touch,” “the Company,” “we” or “us”), holding a majority of the voting rights of our common stock executed a written consent in lieu of a special meeting dated May 3, 2010, authorizing our Board of Directors to take all steps necessary to effect a 1-for-20 reverse stock split of our common stock (the “Reverse Stock Split”).  Our Board of Directors also approved the proposed Reverse Stock Split on May 3, 2010.  Upon implementation of the Reverse Stock Split, each holder of common stock will receive one share of common stock for every twenty shares of common stock held immediately prior to effecting the Reverse Stock Split.  Any fractional shares of common stock resulting from the Reverse Stock Split will “round up” to the nearest whole number.  No cash will be paid to any holders of fractional interests in Home Touch.

The accompanying information statement, which describes the Reverse Stock Split in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Reverse Stock Split under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws. Accordingly, the Reverse Stock Split will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is May 3, 2010.  Pursuant to Rule 14c-2 under the Exchange Act, the Reverse Stock Split will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders.  This information statement will be mailed on May ___, 2010 to stockholders of record on May 3, 2010.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE REVERSE STOCK SPLIT.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

/s/ David Gunawan Ng
David Gunawan Ng
Chairman of the Board of Directors
Kwun Tong, Hong Kong
May __, 2010

HOME TOUCH HOLDING COMPANY

INFORMATION STATEMENT REGARDING
CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF
OUR BOARD OF DIRECTORS AND HOLDERS OF
A MAJORITY OF OUR VOTING CAPITAL STOCK
IN LIEU OF SPECIAL MEETING

Home Touch Holding Company (“Home Touch,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and the holders of a majority of our outstanding voting capital stock on May 3, 2010, in accordance with the relevant sections of the Nevada Revised Statutes of the State of Nevada (the “NRS”).

This information statement is being mailed on May ____, 2010 to stockholders of record on May 3, 2010 (the “Record Date”). The information statement is being delivered only to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE REVERSE STOCK SPLIT. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

GENERAL DESCRIPTION OF CORPORATE ACTION

On May 3, 2010, our Board of Directors (the “Board”) unanimously authorized and approved a 1-for-20 reverse stock split of all issued and outstanding shares of our common stock (the “Reverse Stock Split”).   On May 3, 2010, the holders of a majority of our outstanding voting capital stock delivered an executed written consent of stockholders authorizing and approving the Reverse Stock Split.

VOTING AND VOTE REQUIRED

Pursuant to Home Touch’s Bylaws and the NRS, a vote by the holders of at least a majority of Home Touch’s outstanding capital stock is required to effect the action described herein.  Each common stockholder is entitled to one vote for each share of common stock held by such stockholder.  As of the Record Date, Home Touch had 40,000,000 shares of common stock issued and outstanding.  The voting power representing not less than 20,000,001 shares of common stock is required to pass any stockholder resolutions.  Pursuant to Chapter 78.320 of the NRS, the following stockholders holding an aggregate of 27,680,000 shares of common stock, or approximately 69.2% of the issued and outstanding shares of our common stock on the Record Date, delivered an executed written consent dated May 3, 2010, authorizing the Reverse Stock Split.

Name	Beneficial Holder and Affiliation	Common Shares Beneficially Held	Percentage of Issued and Outstanding

David Gunawan Ng	Chairman and Executive Director and Chief Executive Officer	27,680,000*	69.2%

Stella Wai Yau	Chief Operating Officer, Chief Financial Officer, Secretary and Director	27,680,000*	69.2%
*Includes 21,000,000 shares of common stock beneficially owned by David Gunawan Ng and 6,680,000 shares of common stock beneficially owned by Stella Wai Yau.  David Gunawan Ng and Stella Wai Yau are husband and wife.

NO APPRAISAL RIGHTS

Under the NRS, stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not provide our stockholders with such rights.

GENERAL INFORMATION

Home Touch will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Home Touch will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Home Touch’s common stock.

Home Touch will deliver only one Information Statement to multiple security holders sharing an address unless Home Touch has received contrary instructions from one or more of the security holders. Upon written or oral request, Home Touch will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Home Touch Holding Company, 703 Liven House, 61-63 King Yip Street, Kwun Tong, Hong Kong, Attn: Secretary.  The Secretary may also be reached by telephone at +852 2111 0121.

APPROVAL TO EFFECT A REVERSE STOCK SPLIT OF ALL ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO OF ONE-FOR-TWENTY

On May 3, 2010, our Board and the consenting stockholders adopted and approved a resolution to effect a one-for-twenty (1:20) reverse stock split of all issued and outstanding shares of common stock of Home Touch.  Upon the effectiveness of the Reverse Stock Split, each holder of common stock will receive one share of common stock for every twenty shares of common stock held immediately prior to effecting the Reverse Stock Split.  The Reverse Stock Split will not change the number of authorized shares of common stock or the par value of Home Touch’s common stock.  Except for any changes arising from the treatment of fractional shares, each stockholder of Home Touch will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

The Reverse Stock Split is implemented in connection with the Company’s plans to attract additional financing and potential business opportunities.  Home Touch is actively considering financing and business candidates and opportunities.  There are currently no definitive plans, proposals or arrangements to issue shares of Home Touch or which may result in a change in control of Home Touch.

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Home Touch.  No further action on the part of stockholders is required to authorize or effect the Reverse Stock Split.

THE PURPOSE OF THE REVERSE STOCK SPLIT

The Board believes that the Reverse Stock Split is in the best interest of the stockholders of the Company because it will better position the Company to attract potential financing and business candidates and opportunities.  The Board believes that the reduction in the number of issued and outstanding shares of Common Stock resulting from the Reverse Stock Split will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or financings or general corporate purposes such as stock dividends, stock splits or other recapitalizations and grants of stock options.

The Company currently has no definitive plans, proposals or arrangements for the issuance of Company shares, although opportunities for acquisitions and equity financings could arise at any time.  No assurances can be given that such financing candidates or business opportunities will be found.

On May 3, 2010, the Board and stockholders holding a majority of the voting power of our capital stock approved the 1-for-20 Reverse Stock Split of our common stock.  The approval becomes effective twenty (20) days after the mailing of this information statement to our stockholders.  Upon this approval becoming effective, our Board of Directors will be authorized to implement the Reverse Stock Split as it determines is advisable.

POTENTIAL EFFECTS OF THE PROPOSED REVERSE SPLIT

Upon the implementation of the Reverse Stock Split, the number of shares of the outstanding common stock will be reduced.   We believe that the decrease in the number of shares of outstanding common stock as a consequence of the proposed Reverse Stock Split should increase the per share price of the common stock, which may encourage greater interest in the common stock and possibly promote greater liquidity for the Company's stockholders.  However, the increase in the per share price of the common stock as a consequence of the proposed Reverse Stock Split, if any, may be proportionately less than the decrease in the number of shares outstanding, and any increased liquidity due to any increased per share price could be partially or entirely off-set by the reduced number of shares outstanding after the proposed Reverse Stock Split.  The effect the Reverse Stock Split upon the market price of the common stock, however, cannot be predicted, and the history of reverse stock splits for companies in similar circumstances includes cases where stock performance has and has not improved.  There can be no assurance that the trading price of the common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period.  The trading price of the common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

The following table summarizes the approximate effect of the Reverse Stock Split on our authorized and outstanding shares of common stock and preferred stock.

	Prior to Reverse Stock Split	After Reverse Stock Split
Common Stock, par value $0.001
Authorized Shares	100,000,000	100,000,000
Outstanding Shares	40,000,000	2,000,000

Preferred Stock, par value $0.001
Authorized Shares	10,000,000	10,000,000
Outstanding Shares	0	0

EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS

As a result of the Reverse Stock Split, the number of shares of our common stock held by each stockholder will be reduced by multiplying the number of shares held immediately before the Reverse Stock Split by the 1-for-20 exchange ratio.  All stockholders holding a fractional share will have the fractional share rounded and adjusted to the nearest whole share.  The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning additional shares as a result of adjustments made to fractional interests.

OTHER EFFECTS ON OUTSTANDING SHARES

The rights and preferences of the outstanding shares of the common stock will remain the same when the Reverse Stock Split occurs.  Each share of common stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable.

REDUCTION IN STATED CAPITAL

The Reverse Stock Split will not affect the par value of our common stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Home Touch’s common stock will be increased because there will be a lesser number shares of Home Touch’s common stock outstanding.  Our stockholders’ equity, in the aggregate, will remain unchanged.

AUTHORIZED SHARES OF COMMON STOCK

Dilution

The Reverse Stock Split will not change the number of authorized shares of our common stock as designated by our Articles of Incorporation.  As a result, the number of shares remaining available for issuance under our authorized pool of common stock will increase.  Our Board of Directors may authorize, without further stockholder approval, the issuance of such shares of common stock or preferred stock to such persons, for such consideration, and upon such terms as the Board of Directors determines.  Such issuance could result in a significant dilution of the voting rights and the stockholders' equity of the then existing stockholders.

Anti-Takeover Implications and Anti-Takeover Provisions of the NRS

The additional shares of common stock that will become available for issuance as a result of the Reverse Stock Split may be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the  stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the Reverse Stock Split is prompted by business and financial considerations, stockholders nevertheless should be aware that the Reverse Stock Split may facilitate future efforts by our management to deter or prevent a change in control of our company. The Board has no plans to use any of the additional shares of common stock that will become available when the Reverse Stock Split occurs, for any such purposes.

Nevada law generally prohibits a Nevada corporation, with shares registered under section 12 of the Exchange Act and with 200 or more stockholders of record, from engaging in a combination (defined in the statute to include a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder) with an Interested Stockholder (defined in the statute generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares), for a period of three years following the date that such person became an Interested Stockholder unless the board of directors of the corporation first approved either the combination or the transaction that resulted in the stockholder's becoming an Interested Stockholder. If this approval is not obtained, the combination may be consummated after the three year period expires if either (a) (1) the board of directors of the corporation approved the combination or the purchase of the shares by the Interested Stockholder before the date that the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than three years after the date the Interested Stockholder became such; or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by all holders of common stock and holders of any other class or series of shares not beneficially owned by an Interested Stockholder meets the minimum requirements set forth in NRS Sections 78.441 through 78.444.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions.  Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder whose date of acquiring shares is on or before the effective date of the amendment.

 The NRS also limits the acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares.

Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.

The control share provisions of the NRS do not apply if the corporation opts-out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

We have not opted out of the business combination or acquisition of a controlling interest statutes, and these statutes do not currently apply to us.

Other than as discussed in this information statement, there are no provisions of our articles, bylaws, employment agreements or credit agreements have material anti-takeover consequences.

STOCK CERTIFICATES

As of the effective date of the Reverse Stock Split, each certificate representing shares of our common stock before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares, underlying options and warrants and other securities will also be automatically adjusted on the effective date of the Reverse Stock Split, if any such securities are outstanding on the effective date.  In order to avoid the expense and inconvenience of issuing and transferring fractional shares of common stock to stockholders who would otherwise be entitled to receive fractional shares of common stock following the Reverse Split, any fractional shares which result from the Reverse Stock Split will be adjusted so that such stockholders will be entitled to receive, in lieu of such fractional share, one full share of common stock.

If you hold your shares of common stock in a brokerage account or in "street name," you will not be required to take any further action. If you hold stock certificates, you will not have to exchange your existing stock certificates for new stock certificates reflecting the Reverse Stock Split, except that holders of unexchanged shares will not be entitled to receive any dividends, if any, or other distributions payable by us after the Reverse Stock Split until they surrender their old stock certificates for exchange.  Any stockholder desiring a new form of stock certificate may submit the existing stock certificate to our transfer agent for cancellation, and obtain a new form of certificate. The transfer agent may impose a reasonable fee for a voluntary exchange of certificates. Stockholders should not destroy any stock certificate.

Contact information for our transfer agent is as follows:

Globex Transfer, LLC
780 Deltona Boulevard, Suite 202
Deltona, FL 32725
Telephone: (386) 206-1133
Facsimile : (386) 267-3124

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a summary of certain United States federal income tax consequences of the Reverse Stock Split to us and stockholders of our common stock.   IT does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only.  This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations.  This discussion only applies to stockholders that are U.S. persons as defined in the Internal Revenue Code of 1986, as amended, and does not describe all of the tax consequences that may be relevant to a stockholder in light of his particular circumstances or to stockholders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their common stock as compensation).  In addition, this summary is limited to stockholders that hold their common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction or alternative minimum tax consequences. The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder.

We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. We believe, however, that because the Reverse Stock Split is not part of a plan to periodically increase or decrease any stockholder’s proportionate interest in the assets or earnings and profits of our company, the Reverse Stock Split should have the federal income tax effects described below:

•	The exchange of pre-split shares for post-split shares should not result in recognition of gain or loss for federal income tax purposes.
•	The stockholder’s aggregate tax basis in the post-split shares would equal that stockholder’s aggregate tax basis in the pre-split shares.
•	The stockholder’s holding period for the post-split shares will include such stockholder’s holding period for the pre-split shares.
•	Provided that a stockholder held the pre-split shares as a capital asset, the post-split shares received in exchange therefor would also be held as a capital asset.

We believe that our Company should not recognize gain or loss as a result of the Reverse Stock Split.  Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts.  We urge all stockholders to consult their own tax advisers to determine the particular federal, state, local and foreign tax consequences to each of them of the Reverse Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 3, 2010, certain information regarding the ownership of Home Touch’s capital stock by each director and executive officer of Home Touch, each person who is known to Home Touch to be a beneficial owner of more than 5% of any class of Home Touch’s voting stock, and by all officers and directors of Home Touch as a group.  Unless otherwise indicated below, to Home Touch’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 3, 2010 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 40,000,000 shares of common stock issued and outstanding on a fully diluted basis, as of May 3, 2010.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)
David Gunawan Ng Chief Executive Officer and Director(3)	27,680,000 shares of common stock	69.2%
Stella Wai Yau, Chief Operating Officer, Chief Financial Officer and Secretary(3)	27,680,000 shares of common stock	69.2%
All officers and directors as a group (2 persons)	27,680,000 shares of common stock	69.2%

(1)	Unless otherwise noted, the address of each person listed is c/o Home Touch Holding Company, 703, Liven House, 61-63 King Yip Street, Kwun Tong, Hong Kong.
(2)	This table is based on 40,000,000 shares of common stock issued and outstanding on May 3, 2010.
(3)
Includes 21,000,000 shares of common stock beneficially owned by David Gunawan Ng and 6,680,000 shares of common stock beneficially owned by Stella Wai Yau.  David Gunawan Ng and Stella Wai Yau are husband and wife.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Reverse Stock Split.

PROPOSALS BY SECURITY HOLDERS

None.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company.  These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL AND AVAILABLE INFORMATION

Home Touch is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: May 5, 2010	By order of the Board of Directors /s/ David Gunawan Ng By: David Gunawan Ng Its: Chairman and Executive Director, Chief Executive Officer and Principal Executive Officer